EXHIBIT 10.02

                                    AMENDMENT

                                       TO

                              MANAGEMENT AGREEMENT

     WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P., a Delaware limited partnership (the "Partnership"), and MORGAN STANLEY DEAN WITTER COMMODITIES MANAGEMENT, INC., a Delaware corporation (the "Trading Advisor"), have agreed to amend the Amended and Restated Management Agreement, dated as of April 1, 2000 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to change the incentive fee payable to the Trading Advisor.

     WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

     NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

     1. The annual incentive fee percentage of 20% referred to in Section 6(a)(ii) of the Management Agreement is hereby changed to 17.5%.

     2. The foregoing change shall take effect as of December 1, 2000.



                                  Exh. 10.02-1


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     IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.

                                    MORGAN STANLEY DEAN WITTER
                                    SPECTRUM COMMODITY L.P.

                                    By: Demeter Management Corporation,
                                        General Partner


                                    By: /s/Robert E. Murray
                                        ----------------------------------------
                                        Name:  Robert E. Murray
                                        Title:  President

                                    DEMETER MANAGEMENT CORPORATION


                                    By: /s/Robert E. Murray
                                        ----------------------------------------
                                        Name:  Robert E. Murray
                                        Title:  President

                                    MORGAN STANLEY DEAN WITTER
                                    COMMODITIES MANAGEMENT, INC.

                                    By: /s/ Wayne D. Peterson
                                        ----------------------------------------
                                        Name:  Wayne D. Peterson
                                        Title:  President


                                  Exh. 10.02-2